Angel Oak Multi-Strategy Income Fund
Class A Shares – ANGLX
Class T Shares – ANGTX (not currently available for purchase)
Class C Shares – ANGCX
Institutional Class Shares – ANGIX
SUMMARY PROSPECTUS

May 31, 2019
as supplemented September 5, 2019

Effective September 3, 2019, Clayton Triick became a portfolio manager of the Multi-Strategy Fund.

The following sentence is added to the Portfolio Management section of the Multi-Strategy Fund’s Summary Prospectus:

Clayton Triick, CFA®, Senior Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2019.